UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2012

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 N. State Street, Suite 208 Lake Oswego, Oregon 97034
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual Meeting of Stockholders

The Annual Meeting of stockholders of Galena Biopharma, Inc. (“we,” “us,” “our” or the “Company”) was held on June 15, 2012. We filed our definitive proxy statement in connection with the Annual Meeting with the Securities and Exchange Commission on April 30, 2012 (which can be viewed at: www.sec.gov).

Our stockholders acted upon the following proposals at the Annual Meeting:

•	Proposal 1: to re-elect Mark J. Ahn, Ph.D. and Stephen S. Galliker to our board of directors to serve as Class II Directors until the 2015 Annual Meeting of stockholders;

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Proposal 2: to approve a proposal to allow us, at our election, to issue shares of our common stock in satisfaction of future milestone payments to the holders of our outstanding contingent value rights;

•	Proposal 3: to approve the issuance of shares of our common stock in lieu of cash payment of milestone #1 to the holders of our outstanding contingent value rights;

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Proposal 4: to approve an amendment to our Amended and Restated 2007 Incentive Plan to increase the number of shares of common stock under the Amended and Restated 2007 Incentive Plan by 3,750,000 shares, to a total of 12,500,000 shares; and

•	Proposal 5: a proposal to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Voting Results

Proposal 1: Dr. Ahn and Mr. Galliker were re-elected as Class II Directors on the following vote:

	“FOR” votes	“WITHHELD” votes
Mark J. Ahn, Ph.D.	13,658,739	617,155
Stephen S. Galliker	13,656,806	619,088

In addition, there were 55,398,910 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 11,034,323 “FOR” votes, 2,863,434 “AGAINST” votes and 378,137 “ABSTAIN” votes. In addition, there were 27,699,455 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 8,419,688 “FOR” votes, 3,275,803 “AGAINST” votes and 1,003,912 “ABSTAIN” votes. In addition, there were 29,275,946 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 9,594,457 “FOR” votes, 3,081,059 “AGAINST” votes and 1,600,378 “ABSTAIN” votes. In addition, there were 27,699,455 broker non-votes in connection with this proposal.

Proposal 5: This proposal was approved with 40,562,792 “FOR” votes, 645,790 “AGAINST” votes and 766,767 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date: June 18, 2012	By:	/s/ Mark J. Ahn
Mark J. Ahn, Ph.D. President and Chief Executive Officer

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